SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 16, 2004

STEPAN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois	60093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 446-7500

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release of Stepan Company dated January 16, 2004

Item 9.	Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition.

On January 16, 2004, Stepan Company (“Stepan”) issued a press release providing certain information with respect to its anticipated financial results for the fiscal quarter ended December 31, 2003 and full year 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

By:	/s/ Kathleen M. Owens

Kathleen M. Owens Assistant Secretary

Date: January 20, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Stepan Company dated January 16, 2004

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